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                                PROMISSORY NOTE
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                                  (Fixed Rate)

$300,000.00                                           July 28, 2005

For value received, CHARYS HOLDING COMPANY, INC., a Delaware corporation, as principal ("Borrower"), promises to pay to the order of THE FROST NATIONAL BANK,
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a  national  banking association ("Lender") at P.O. Box 1600, San Antonio, Texas
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78296,  or  at  such  other address as Lender shall from time to time specify in writing, the principal sum of THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($300,000.00), in legal and lawful money of the United States of America, with interest on the outstanding principal from the date advanced until paid at the rate set out below. Interest shall be computed on a per annum basis of a year of 360 days and for the actual number of days elapsed, unless such calculation would result in a rate greater than the highest rate permitted by applicable law, in which case interest shall be computed on a per annum basis of a year of 365 days or 366 days in a leap year, as the case may be.

     1.   Payment  Terms.
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     The  entire  amount  hereof,  principal and interest then remaining unpaid, shall be then due and payable on August 28, 2006; interest being calculated on the unpaid principal each day principal is outstanding and all payments made credited to any collection costs and late charges, to the discharge of the interest accrued and to the reduction of the principal, in such order as Lender shall determine.

     2.   Late Charge.  If a payment is made 10 days or more late, Borrower will
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be  charged,  in  addition  to  interest,  a delinquency charge of (i) 5% of the unpaid portion of the regularly scheduled payment, or (ii) $250.00, whichever is
less.   Additionally,  upon  maturity of this Note, if the outstanding principal balance (plus all accrued but unpaid interest) is not paid within 10 days of the maturity date, Borrower will be charged a delinquency charge of (i) 5% of the sum of the outstanding principal balance (plus all accrued but unpaid interest), or (ii) $250.00, whichever is less. Borrower agrees with Lender that the charges set forth herein are reasonable compensation to Lender for the handling of such late payments.

     3.   Interest  Rate.  The  unpaid principal balance of this Note shall bear
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interest  prior  to maturity (however such maturity is brought about) at a fixed rate  of  twelve  percent  (12%)  per  annum.

     4.   Default  Rate.  Matured  unpaid  principal  and  interest  shall  bear
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interest  from  date of maturity until paid at (a) the highest rate permitted by applicable law, or (b) if no such maximum rate is established by applicable law, at the rate stated above plus five percent (5%) per annum.

     5.   Prepayment.  Borrower reserves the right to prepay, prior to maturity,
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all  or any part of the principal of this Note without penalty.  Any prepayments shall be applied first to accrued interest and then to principal. Borrower will provide written notice to the holder of this Note of any such prepayment of all or any part of the principal at the time thereof. All payments and prepayments of principal or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Lender indicated above, or such other


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place  as  the  holder  of this Note shall designate in writing to Borrower. All partial prepayments of principal shall be applied to the last installments payable in their inverse order of maturity.

     6.   Default.  It  is  expressly provided that upon default in the punctual
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payment  of  this  Note  or  any part hereof, principal or interest, as the same shall become due and payable, or upon the occurrence of an event of default specified in any of the other Loan Documents (as defined below), the holder of this Note may, at its option, without further notice or demand, (i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) refuse to advance any additional amounts under this Note, (iii) foreclose all liens securing payment hereof, (iv) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (v) pursue any combination of the foregoing; and in the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then the Borrower agrees and promises to pay all costs of collection, including reasonable attorney's fees.

     7.   Joint  and  Several Liability; Waiver.  Each maker, signer, surety and
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endorser  hereof,  as well as all heirs, successors and legal representatives of said parties, shall be directly and primarily, jointly and severally, liable for the payment of all indebtedness hereunder. Lender may release or modify the obligations of any of the foregoing persons or entities, or guarantors hereof, in connection with this loan without affecting the obligations of the others. All such persons or entities expressly waive presentment and demand for payment, notice of default, notice of intent to accelerate maturity, notice of acceleration of maturity, protest, notice of protest, notice of dishonor, and all other notices and demands for which waiver is not prohibited by law, and diligence in the collection hereof; and agree to all renewals, extensions, indulgences, partial payments, releases or exchanges of collateral, or taking of additional collateral, with or without notice, before or after maturity. No delay or omission of Lender in exercising any right hereunder shall be a waiver of such right or any other right under this Note.

     8.   No  Usury  Intended; Usury Savings Clause.  In no event shall interest
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contracted  for,  charged  or  received  hereunder,  plus  any  other charges in connection herewith which constitute interest, exceed the maximum interest permitted by applicable law. The amounts of such interest or other charges previously paid to the holder of the Note in excess of the amounts permitted by applicable law shall be applied by the holder of the Note to reduce the principal of the indebtedness evidenced by the Note, or, at the option of the holder of the Note, be refunded. To the extent permitted by applicable law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan and indebtedness, all interest at any time contracted for, charged or received from the Borrower hereof in connection with the loan and indebtedness evidenced hereby, so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof.

     9.   Security.  This  Note  is  secured  by,  inter  alia,  the  following:
          --------                                 -----  ----

          (a) a separate Guaranty Agreement from each of Contemporary Constructors, Inc., CCI Telecon, Inc., CCI Integrated Solutions, Inc., Berkshire Wireless, Inc. and Michael J. Novak.


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
This Note and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note, including but not limited to those documents described above, are hereinafter collectively referred to as the "Loan
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Documents."  The  holder  of  this Note is entitled to the benefits and security
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provided  in  the  Loan  Documents.

     10.  Texas  Finance  Code.  In  no  event  shall  Chapter  346 of the Texas
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Finance  Code  (which  regulates  certain  revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in such article is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

     11.  Governing  Law, Venue.  This Note is being executed and delivered, and
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is  intended  to  be performed in the State of Texas.  Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Note. In the event of a dispute involving this Note or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Bexar County, Texas.

     12.  Purpose  of  Loan.  Borrower  agrees  that no advances under this Note
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shall  be used for personal, family or household purposes, and that all advances hereunder shall be used solely for business, commercial, investment, or other similar purposes.

     13.  Captions.  The captions in this Note are inserted for convenience only
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and  are  not  to  be  used  to  limit  the  terms  herein.

     14.  Financial  Information.  Borrower  agrees  to  promptly  furnish  such
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financial information and statements, including financial statements in a format acceptable to Lender, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time. This provision shall not alter the obligation of Borrower to deliver to Lender any other financial statements or reports pursuant to the terms of any other loan documents executed in connection with this Note.


                                        BORROWER:
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                                        CHARYS HOLDING COMPANY, INC.,
                                        a Delaware corporation

                                        By:
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                                            Billy V. Ray, Jr.
                                            Chairman and Chief Executive Officer


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